UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2021

PLBY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39312	37-1958714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10960 Wilshire Blvd., Suite 2200 Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 424-1800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PLBY	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Amendment No. 2 on Form 8-K/A (“Amendment No. 2”) amends Item 2.01 and Item 9.01 of the Current Report on Form 8-K filed by PLBY Group, Inc., a Delaware corporation (formerly known as Mountain Crest Acquisition Corp (“MCAC”)) (the “Company”), on February 16, 2021 (the “Original Report”), as amended by that certain Amendment No. 1 to the Original Report, filed on Form 8-K/A on March 31, 2021 (“Amendment No. 1”). In the Original Report (as amended), the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report) on February 10, 2021.

This Amendment No. 2 (i) amends certain disclosures under Item 2.01 of the Original Report (as amended by Amendment No. 1) to provide an update of developments at the Company or its subsidiaries, subsequent to the filing date of the Original Report and Amendment No. 1; (ii) amends the pro forma financial information provided under Item 9.01(b) in the Original Report to include the unaudited pro forma condensed combined statement of operations of the Company and Playboy for the year ended December 31, 2020 and the unaudited pro forma condensed combined balance sheet of the Company and Playboy as of December 31, 2020 (the “Pro Formas”); and (iii) adds the exhibits included below under Item 9.01(d).

Except as set forth herein, this Amendment No. 2 does not amend any other item of the Original Report (as amended by Amendment No. 1) or purport to provide an update or a discussion of any other developments at the Company or its subsidiaries, including Playboy, subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report and Amendment No. 1 is hereby incorporated by reference to this Amendment No. 2. This Amendment No. 2 is being filed in connection with the filing of the Form 10-K (defined below), to amend the pro forma financial information provided under Item 9.01(b) in the Original Report to include the Pro Formas. The Company filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “Form 10-K”) with the Securities and Exchange Commission on April 15, 2021 pursuant to an extension period provided by Rule 12b-25. As a result, the Company completed the Pro Formas in connection with the finalization of MCAC’s financial statements and related disclosures filed as part of the Form 10-K, allowing the Company to file the Pro Formas herewith.

In connection with the closing of the Business Combination (the “Closing”), the registrant changed its name from “Mountain Crest Acquisition Corp” to “PLBY Group, Inc.” Unless the context otherwise requires, in this Amendment No. 2, the “registrant” and the “Company” refer to Mountain Crest Acquisition Corp prior to the Closing and to the combined company and its subsidiaries following the Closing and “Playboy” refers to the business of Playboy Enterprises, Inc. and its subsidiaries prior to the Closing and the business of the combined company and its subsidiaries following the Closing.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Financial Statements, Supplementary Data and Exhibits

The information set forth in the sections (a) and (d) of Item 9.01 of this Amendment No. 1 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company and Playboy as of and for the year ended December 31, 2020 is set forth in Exhibit 99.3 hereto and is incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of September 30, 2020, by and among Mountain Crest Acquisition Corp, MCAC Merger Sub Inc., Suying Liu and Playboy Enterprises, Inc. (incorporated by reference to Annex A to MCAC’s Preliminary Proxy Statement file with the SEC on November 9, 2020).
3.1*	Second Amended and Restated Certificate of Incorporation of PLBY Group, Inc.
3.2*	Amended and Restated Bylaws of PLBY Group, Inc.
10.1	Form of Subscription Agreement, dated as of September 30, 2020, by and among Mountain Crest Acquisition Corp and certain institutional and accredited investors (incorporated by reference to Exhibit 10.1 of MCAC’s Current Report on Form 8-K filed with the SEC on October 1, 2020).
10.2	Form of Registration Rights Agreement, dated as of September 30, 2020, by and among Mountain Crest Acquisition Corp and certain institutional and accredited investors (incorporated by reference to Exhibit 10.2 of MCAC’s Current Report on Form 8-K filed with the SEC on October 1, 2020).

10.3	Form of Support Agreement, dated as of September 30, 2020, by and among Playboy Enterprises, Inc., officers and directors of Mountain Crest Acquisition Corp, Sunlight Global Investment LLC, Suying Liu and Dong Liu (incorporated by reference to Exhibit 10.3 of MCAC’s Current Report on Form 8-K filed with the SEC on October 1, 2020).
10.4*	Amended and Restated Registration Rights Agreement, dated as of February 10, 2021, by and among PLBY Group, Inc., Suying Liu, Dong Liu, Nelson Haight, Todd Milbourn, Wenhua Zhang, RT-ICON Holdings LLC, and each of the other shareholders of Playboy Enterprises, Inc. whose names are listed on Exhibit A thereto.
10.5*	Investor Rights Agreement, dated as of February 10, 2021, by and among PLBY Group, Inc. and RT-ICON Holdings LLC.
10.6	Form of Lock-Up Agreement (incorporated by reference to Exhibit 10.6 of MCAC’s Current Report on Form 8-K filed with the SEC on October 1, 2020).
10.7*	Director Voting Agreement, dated as of February 10, 2021, by and among PLBY Group, Inc., RT-ICON Holdings LLC and Drawbridge Special Opportunities Fund LP.
10.8*	PLBY Group, Inc. 2021 Equity and Incentive Compensation Plan.
10.9*	Credit Agreement, dated as of June 24, 2014, by and among Products Licensing LLC, DBD Credit Funding LLC, administrative agent, and the lenders party thereto.
10.10*	First Amendment to the Credit Agreement, dated as of June 7, 2016, by and among Products Licensing LLC, DBD Credit Funding LLC, as administrative agent, and the lenders party thereto.
10.11*	Second Amendment to the Credit Agreement, dated as of August 29, 2016, by and among Products Licensing LLC, DBD Credit Funding LLC, as administrative agent, and the lenders party thereto.
10.12*	Third Amendment to the Credit Agreement, dated as of July 20, 2017, by and among Products Licensing LLC, DBD Credit Funding LLC, as administrative agent, and the lenders party thereto.
10.13*	Fourth Amendment to the Credit Agreement, dated as of April 12, 2018, by and among Products Licensing LLC, DBD Credit Funding LLC, as administrative agent, and the lenders party thereto.
10.14*	Fifth Amendment to the Credit Agreement, dated as of June 14, 2018, by and among Products Licensing LLC, DBD Credit Funding LLC, as administrative agent, and the lenders party thereto.
10.15*	Sixth Amendment to the Credit Agreement, dated as of August 13, 2018, by and among Products Licensing LLC, DBD Credit Funding LLC, as administrative agent, and the lenders party thereto.
10.16*	Seventh Amendment and Joinder to the Credit Agreement, dated as of December 24, 2018, by and among Products Licensing LLC, Playboy Enterprises International, Inc., Playboy Enterprises, Inc., DBD Credit Funding LLC, as administrative agent, and the lenders party thereto.
10.17*	Eighth Amendment to the Credit Agreement, dated as of March 15, 2019, by and among Products Licensing LLC, Playboy Enterprises International, Inc., Playboy Enterprises, Inc., DBD Credit Funding LLC, as administrative agent, and the lenders party thereto.
10.18*	Ninth Amendment and Joinder to the Credit Agreement, dated as of December 31, 2019, by and among Products Licensing LLC, Playboy Enterprises International, Inc., Playboy Enterprises, Inc., Y Acquisition Co. LLC, China Products Licensing, LLC., DBD Credit Funding LLC, as administrative agent, and the lenders party thereto.
10.19*	Tenth Amendment to the Credit Agreement, dated as of March 27, 2020, by and among Products Licensing LLC, Playboy Enterprises International, Inc., Playboy Enterprises, Inc., Y Acquisition Co. LLC, China Products Licensing, LLC, Yandy Enterprises LLC., DBD Credit Funding LLC, as administrative agent, and the lenders party thereto.
10.20*	Eleventh Amendment to the Credit Agreement and Waiver, dated as of January 4, 2021, by and among Products Licensing LLC, Playboy Enterprises International, Inc., Playboy Enterprises, Inc., Y Acquisition Co. LLC, China Products Licensing, LLC, Yandy Enterprises LLC., DBD Credit Funding LLC, as administrative agent, and the lenders party thereto.
10.21*	Commercial-Industrial Triple Net Lease, dated as of August 26, 2020, by and between Yandy Enterprises, LLC and 67 VB Owner, LP.
10.22*†	Offer Letter, dated as of December 20, 2012, by and between Playboy Enterprises, Inc. and David Israel, as amended on February 8, 2021.
10.23*†	Employment Agreement, dated as of January 31, 2021, by and between Playboy Enterprises, Inc. and Ben Kohn (as assumed by PLBY Group, Inc.).
10.24*†	Employment Agreement, dated as of February 10, 2021, by and between Playboy Enterprises, Inc. and Chris Riley (as assumed by PLBY Group, Inc.).
10.25*†	Offer Letter, dated as of January 23, 2021, by and between Playboy Enterprises, Inc. and Florus Beuting, as amended on February 8, 2021.
10.26*†	Form of Indemnification Agreement, by and between PLBY Group, Inc. and each of its directors and executive officers.
10.27*†	PLBY Group, Inc. Non-Employee Director Compensation Policy, effective February 10, 2021.
10.28*+	Product License Agreement, effective as of December 6, 2019, by and between Playboy Enterprises International, Inc. and New Handong Investment (Guangdong) Co., Ltd.
10.29*+	First Amendment, effective as of June 18, 2020, to the Product License Agreement, effective as of December 6, 2019, by and between Playboy Enterprises International, Inc. and New Handong Investment (Guangdong) Co., Ltd.

10.30*	Consent to Merger Transaction and Wavier to Credit Agreement, dated as of December 31, 2020, by and among Products Licensing LLC, Playboy Enterprises International, Inc., Playboy Enterprises, Inc., and Yandy Enterprises LLC (f/k/a Y Acquisition Co. LLC), DBD Credit Funding LLC, as Administrative Agent, and the Lenders whose signatories are affixed hereto.
10.31*†	Employment Agreement, dated February 11, 2021, between PLBY Group, Inc. and Lance Barton.
10.32*†	Form of Option/RSU Acknowledgement and Lock-up Agreement.
10.33*†	Playboy Enterprises, Inc. 2018 Equity Incentive Plan.
10.34*†	Form of Stock Option Award Agreement under Playboy Enterprises, Inc. 2018 Equity Incentive Plan.
14.1*	Code of Conduct and Ethics, adopted by PLBY Group, Inc.’s board of directors on February 10, 2021.
16.1*	Letter from Marcum LLP to the SEC, dated as of February 16, 2021.
21.1*	List of subsidiaries of PLBY Group, Inc.
99.1	Audited financial statements of Playboy Enterprises, Inc. as of and for the year ended December 31, 2020 and 2019 (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed with the SEC on March 31, 2021).
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations for Playboy for the year ended December 31, 2020 (incorporated by reference to Exhibit 99.2 of the Company’s Current Report on Form 8-K filed with the SEC on March 31, 2021).
99.3**	Unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2020 and unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2020.

*	Filed under the same exhibit number as an exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on February 16, 2021 and incorporated herein by reference.
**	Filed herewith.
†	Management contract or compensation plan or arrangement.
+	Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit pursuant to Item 601(b)(10) of Regulation S-K. The Company agrees to furnish to the SEC a copy of any omitted portions of the exhibit upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2021	PLBY GROUP, INC.

	By:	/s/ Chris Riley
	Name:	Chris Riley
	Title:	General Counsel and Secretary